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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS



     We consent to the inclusion in this registration statement on Form S-1 of our report dated October 26, 1994 on our audits of the financial statements of Aearo Company, formerly Cabot Safety Corporation. We also consent to the reference to our firm under the caption "Experts."



                                          Coopers & Lybrand L.L.P.



Boston, Massachusetts


July 8, 1996